SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 26, 2006
                Date of Report (Date of earliest event reported)
                              E.DIGITAL CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-20734
                            (Commission File Number)

                                   33-0591385
                        (IRS Employer Identification No.)

                            16770 West Bernardo Drive
                           San Diego, California 92127
                    (Address of principal executive offices)

                                 (858) 304-3016
              (Registrant's telephone number, including area code)

Item 1.01 Entry into a Material Definitive Agreement.

e. Digital Corporation (the "Company") has entered into certain warrant agreements as more fully described in Item 3.02.

Item 3.02 Unregistered Sales of Equity Securities.

Warrant Exercise and Preferred Stock Conversion
Reference is made to the Company's reports on Form 8-K dated August 28, 2006 and September 6, 2006. The Company has received an additional $49,920 of cash proceeds from holders who exercised the following outstanding warrants:

------------------ --------------------------------------- --------------------- -------------- -----------------

                                                                Number of           Exercise
    Number of                                                 Common Shares          Price
     Holders                    Description                Issued on Conversion     Per Share        Proceeds
------------------ --------------------------------------- --------------------- -------------- -----------------
        3          Series EE Warrants expiring November                 224,000          $0.08           $17,920
                   2007
------------------ --------------------------------------- --------------------- -------------- -----------------
        1          Warrants expiring June 30, 2007                      400,000          $0.08           $32,000
------------------ --------------------------------------- --------------------- -------------- -----------------

The Company also has issued 1,791,313 shares of common stock upon the conversion of 1,250 shares of outstanding Series EE preferred stock by two holders.

The shares of common stock issued by the Company upon exercise of the above warrants and conversion of the preferred stock was registered for resale on registration statement #333-136096.

As an inducement for early warrant exercise of the Series EE Warrants, the Company offered holders a New Warrant equal to 12% of the shares issued upon exercise. There was no inducement for the June 30, 2007 warrants. There was no modification to the terms or conditions of outstanding warrant agreements. In connection with the above Series EE warrant exercises, the Company has issued New Warrants on an aggregate of 26,880 shares of common stock. A complete copy of the form of the New Warrant was filed as Exhibit 4.53 to the Company's Form 8-K dated August 28, 2006 and is incorporated herein by reference. The Company has terminated its warrant inducement offer described in the Company's Form 8-K dated August 28, 2006.

We paid no placement fees. We expect to use the cash proceeds from warrant exercise for working capital purposes.

We offered and sold the New Warrants without registration under the Securities Act of 1933 to a limited number of accredited investors in reliance upon the exemption provided by Rule 506 of Regulation D thereunder. The warrants and any shares issuable upon exercise may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the warrants issued, and will be placed on the shares issuable upon exercise of the warrants, unless registered under the Securities Act prior to issuance.

Subordinated Note Conversion
The Company has also issued 2,500,000 shares of common stock upon the voluntary conversion by two holders of an aggregate of $200,000 principal amount of outstanding convertible 12% Subordinated Promissory Notes due December 31, 2006, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

4.53*       Form of New Warrant Exercisable at $0.15 per share through
            August 31, 2009.

* Filed as Exhibit 4.53 to the Company's Form 8-K dated August 28, 2006.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           e.DIGITAL CORPORATION

Date: September 26, 2006   By: /s/ ROBERT PUTNAM
                           ----------------------------
                           Robert Putnam, Senior Vice President, Interim
                           Financial Officer and Secretary
                           (Principal Financial and Accounting Officer and duly
                           authorized to sign on behalf of the Registrant)